EXHIBIT 10.10


                              SUNTRUST BANKS, INC.
                          ERISA EXCESS RETIREMENT PLAN
                         EFFECTIVE AS OF AUGUST 13, 1996


                                TABLE OF CONTENTS

                                                                           Page


ss.1.    ESTABLISHMENT AND PURPOSE...........................................1

ss.2.    DEFINITIONS.........................................................1
         2.1.     Actuarial Equivalent or Actuarially Equivalent.............1
         2.2      Affiliate..................................................3
         2.3.     Code.......................................................3
         2.4.     Committee..................................................3
         2.5.     ERISA......................................................3
         2.6.     Excess Benefit.............................................3
         2.7.     Participant................................................4
         2.8.     Plan.......................................................4
         2.9.     Normal Retirement Date.....................................4
         2.10.    Retirement Plan............................................4
         2.11.    SunTrust...................................................4
         2.12.    Vested Date................................................4

ss.3.    PARTICIPATION.......................................................4

ss.4.    EXCESS BENEFIT......................................................5
         4.1.     Timing and Amount..........................................5
                  (a)      Normal or Delayed Retirement Benefit..............5
                  (b)      Early Retirement Benefit..........................5
                           (1)      General..................................5
                           (2)      Reductions...............................6
                  (c)      Termination Before Vested Date....................6
         4.2.     Form of Benefit............................................6
                  (a)      Normal Form.......................................6
                  (b)      Other Benefit Forms...............................6
         4.3.     Survivor Benefit...........................................7
                  (a)      General...........................................7
                  (b)      Annuity Basis.....................................7
                           (1)      Exhibit A................................7
                           (2)      Other Participants.......................8
                           (3)      Reductions and Assumptions...............8
                  (c)      Form of Benefit...................................8
                  (d)      Timing............................................9
                  (e)      No Post-Retirement Survivor Benefits..............9


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ss.5.    RELEASE, NO COMPETITION AND FORFEITURE..............................9

ss.6.    SOURCE OF BENEFIT PAYMENTS.........................................10

ss.7.    NOT A CONTRACT OF EMPLOYMENT.......................................10

ss.8.    NO ALIENATION OR ASSIGNMENT........................................10

ss.9.    ERISA..............................................................11

ss.10.   ADMINISTRATION, AMENDMENT AND TERMINATION..........................11

ss.11.   CONSTRUCTION.......................................................11

ss.12.   EXECUTION..........................................................12

                              SUNTRUST BANKS, INC.
                          ERISA EXCESS RETIREMENT PLAN
                         EFFECTIVE AS OF AUGUST 13, 1996


                                     ss. 1.

                            ESTABLISHMENT AND PURPOSE

         SunTrust Banks, Inc. hereby establishes the SunTrust Banks, Inc. ERISA Excess Retirement Plan effective as of August 13, 1996 to restore to certain key executives of SunTrust and its Affiliates those retirement benefits that cannot be paid from the SunTrust Banks, Inc. Retirement Plan as a result of the limitations imposed by sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended. Prior to August 13, 1996, such excess benefits were provided under the SunTrust Banks, Inc. Supplemental Executive Plan, as amended and restated as of February 13, 1990 and as thereafter amended.

                                     ss. 2.
                                   DEFINITIONS
         The following capitalized terms will have the meanings set forth in this ss. 2 whenever such capitalized terms are used throughout this Plan:

         2.1. Actuarial Equivalent or Actuarially Equivalent - means a form of benefit payment having in the aggregate a present value equal to the present value of the aggregate amounts of benefits expected to be received under the life only annuity form of benefit payment computed in accordance with the actuarial assumptions then in effect under the Retirement Plan; provided, however, that for purposes of calculating the amount of any benefit paid in a lump sum to any

Participant who is a "grandfathered participant" as defined in the Retirement Plan and to any spouse or beneficiary who is a "grandfathered spouse or beneficiary" as defined in the Retirement Plan shall be equal to the sum of A and B below, where

         A =      The greater of 1 or 2 below, where

                  1=       The amount of the monthly  benefit  determined  under
                           Section 2.6 or Section 4.3(a), as applicable, based on the benefit accrued under the Retirement Plan as of the commencement date, reduced for early commencement, if applicable, and converted to a lump sum using the assumptions used under the Retirement Plan to determine lump sums other than for the "grandfathered benefit" (as defined in the Retirement
                           Plan) and

                  2=       The amount of the monthly  benefit  determined  under
                           Section 2.6 or Section 4.3(a), as applicable, based on the benefits accrued under the Retirement Plan as of December 31, 1995, reduced for early commencement, if applicable, and converted to a lump sum using the assumptions used under the Retirement Plan to determine a lump sum for the "grandfathered benefit."

         B =      The excess of 1 over 2 below, where

                  1=       The  lump  sum  that  would  be   payable   from  the
                           Retirement Plan absent the application of the lump sum limitations under Code ss. 415.

                  2= The maximum lump sum payable from the Retirement Plan after the application of the lump sum limitations under Code ss. 415.

         2.2 Affiliate - means an "affiliate" as defined in the Retirement Plan.

         2.3. Code - means the Internal Revenue Code of 1986, as amended.

         2.4. Committee - means the Compensation Committee of the Board of Directors of SunTrust.

         2.5. ERISA - means the Employee Retirement Income Security Act of 1974, as amended.

         2.6. Excess Benefit - means as of any date for each Participant, a monthly benefit payable in the form of a life only annuity equal to (A - B) - C where

                  A= the monthly benefit payable in the form of a life only annuity which actually would have been payable to or on behalf of such Participant under the Retirement Plan as of such date absent the limitations of Code ss. 415 and Code ss. 401(a) (17), but including any early commencement reduction factors which would be applicable if payment were made under the Retirement Plan as of such date and the annual compensation limitation, if any, described in Exhibit A;

                  B= the monthly benefit which actually would be payable in the form of a life only annuity to or on behalf of such Participant under the Retirement Plan if payment were made as of such date; and

                  C= the monthly TNC SERP Benefit (as defined in the SunTrust Banks, Inc. Supplemental Executive Retirement Plan), if any, which actually would be payable to such Participant if payment were made as of such date to such

                           Participant    under   the   SunTrust   Banks,   Inc.
                           Supplemental Executive Retirement Plan.

         2.7. Participant - means each key executive of SunTrust or an Affiliate described in ss. 3.

         2.8. Plan - means this SunTrust Banks, Inc. ERISA Excess Retirement Plan, as amended (or as amended and restated) from time to time.

         2.9. Normal Retirement Date - means for each Participant, his or her "normal retirement date" under the Retirement Plan.

         2.10. Retirement Plan - means the SunTrust Banks, Inc. Retirement Plan as effective as amended and restated as of January 1, 1989 and as thereafter amended.

         2.11. SunTrust - means SunTrust Banks, Inc. or any successor to SunTrust Banks, Inc.

         2.12. Vested Date - means a Participant's "vested date" under the Retirement Plan.

                                     ss. 3.
                                  PARTICIPATION

         Each key executive of SunTrust or an Affiliate who is designated by the Committee as eligible for Excess Benefits under this Plan will be a Participant in this Plan and will remain a Participant until all such benefits are paid to or on behalf of such Participant in accordance with ss. 4 or forfeited in accordance with ss. 5. The Committee in its absolute discretion may revoke any designation of participation at any time but no such revocation shall be applied retroactively to deprive an individual of benefits accrued under this Plan to the date of such revocation.

                                     ss. 4.
                                 EXCESS BENEFIT
         4.1.     Timing and Amount.

                  (a) Normal or Delayed Retirement Benefit. If a Participant terminates employment with SunTrust and all Affiliates on or after such Participant's Normal Retirement Date, the entire vested benefit, if any, to which such Participant is entitled under this Plan automatically will be paid to such Participant in the form described in ss. 4.2 beginning as soon as practicable following the date such Participant terminates employment with SunTrust and all Affiliates.
                  (b)      Early Retirement Benefit.

                           (1) General. If a Participant terminates employment with SunTrust and all Affiliates on or after such Participant's Vested Date but before his or her Normal Retirement Date, such Participant's entire vested Excess Benefit, if any, will be determined (taking into account the reductions under ss. 4.1(b)(2)) as of the date he or she terminates employment. Such benefit automatically will be paid to such Participant beginning as of the first day of the month coinciding with or next following the date he or she terminates employment; however,
         (i) if a Participant terminates employment after his or her Vested Date but before his or her earliest "early retirement date" under the Retirement Plan, payment automatically will be made at his or her earliest "early retirement date" under the Retirement Plan and (ii) if a Participant is eligible for a "disability retirement benefit" (as described in the Retirement Plan), payment automatically will be paid or begin to be paid at the same time as his or her disability retirement benefit under the Retirement Plan.

                           (2) Reductions. The Excess Benefit, if any, payable to a Participant before his or her Normal Retirement Date will be determined as if such Participant's benefit under the Retirement Plan was payable on the date as of which his or her Excess Benefit is paid under ss. 4.1(b)(1) taking into account applicable early commencement reduction factors under the Retirement Plan.

                  (c) Termination Before Vested Date. No benefit will be payable to or on behalf of a Participant who terminates employment with SunTrust and all Affiliates before his or her Vested Date.

         4.2.     Form of Benefit

                  (a) Normal Form. Except as provided in ss. 4.2(b), a Participant's vested Excess Benefit will be paid in a lump sum benefit which is Actuarially Equivalent to the benefit that would have been paid to such Participant in the form of a life only annuity.

                  (b) Other Benefit Forms. A Participant may make a written election to have his or her entire vested Excess Benefit paid in any form of benefit available under the Retirement Plan and such Excess Benefit shall be paid in the form specified in the Participant's most recent election; provided, however, that such an election shall not be effective unless made at least one year before his or her Excess Benefit is paid under this Plan. If an election is not effective, the Excess Benefit shall be paid in a lump sum. Any benefit paid in a form other than a life only annuity shall be Actuarially Equivalent to the benefit that would have been paid to such Participant in the form of a life only annuity.

         4.3.     Survivor Benefit

                  (a) General. If a Participant dies before he or she terminates employment with SunTrust and all Affiliates and, as a result of his or her death, a survivor benefit is payable on behalf of such individual under the Retirement Plan, then a survivor income benefit automatically will be payable on such deceased Participant's behalf under this Plan to the person, if any, who is such Participant's lawful spouse or, if the Participant was single at his or her death, to the person who is designated as his or her "beneficiary" under the Retirement Plan and who survives the Participant.

                  (b)      Annuity Basis.

                           (1) Exhibit A. For all Participants listed on Exhibit A, the survivor benefit payable under this Plan shall be equivalent to the excess of A over B below, where


                  A= the monthly survivor benefit that would be payable to such spouse or would form the basis for the benefit payable to such beneficiary under the Retirement Plan if the benefit under the Retirement Plan was not limited by Code ss. 401(a)(17) or ss. 415 and the Participant had selected a 100% joint and survivor annuity which is Actuarially Equivalent to the life only annuity and

                  B= the monthly survivor benefit that actually would be payable to the spouse or would form the basis for the benefit payable to such beneficiary under the Retirement Plan if the benefit had been paid in a 100% joint and survivor annuity taking into account the limitations under Code ss. 401(a)(17) and ss. 415.

                           (2) Other Participants. For all other Participants, the survivor benefit payable under this Plan shall be equivalent to the excess of A over B below, where

                  A= the monthly survivor benefit that would be payable to such spouse or would form the basis for the benefit payable to such beneficiary under the Retirement Plan if the benefit under the Retirement Plan was not limited by Code ss. 401(a)(17) or ss. 415 and

                  B= the monthly survivor benefit that actually would be payable to such spouse or would form the basis for the benefit payable to such beneficiary under the Retirement Plan taking into account the limitations under Code ss. 401(a)(17) and ss. 415.

                           (3) Reductions and Assumptions. If the survivor benefit is paid before the date the Participant would have reached his or her Normal Retirement Date, the benefit described in this ss. 4.3(b) above will be reduced using the factors then in effect to reduce early retirement benefits under the Retirement Plan. Further, any survivor benefit payable under this ss. 4.3 shall be reduced by the Actuarial Equivalent value of any survivor benefits payable to a Participant under a Special Survivor Benefit under the SunTrust Banks, Inc. Supplemental Executive Retirement Plan. Finally, a survivor benefit payable to a non-spouse beneficiary will be calculated based on the assumption that the beneficiary is the same age as the Participant was at his or her death.

                  (c) Form of Benefit. The survivor benefit will be paid in a lump sum that is Actuarially Equivalent to the monthly benefit determined under 4.3(b).

                  (d) Timing. The survivor benefit will be paid as soon as practicable after the Participant's death.

                  (e) No Post-Retirement Survivor Benefits. No survivor benefit will be paid on behalf of a Participant who dies after he or she begins receiving benefits under this Plan except to the extent such survivor benefit is payable under the form of benefit being paid to the Participant at his or her death.

                                     ss. 5.
                     RELEASE, NO COMPETITION AND FORFEITURE

         The Committee, in its sole discretion, may make any payments under this Plan subject to such terms and conditions as the Committee deems appropriate under the circumstances to protect the interests of SunTrust, including requiring the payee to execute a release satisfactory to the Committee. Further, the Committee in its discretion may suspend any benefits payable under this Plan upon reemployment with SunTrust or an Affiliate and may forfeit entirely any benefits payable under this Plan

                  (a) if an individual (after 30 days' written notice) fails to cease any activity or relationship which the Committee reasonably determines to be against the best interests of SunTrust,

                  (b) if an individual's employment by SunTrust or an Affiliate is terminated as a result of conduct which the Committee reasonably determines either might have violated any applicable civil or criminal law or did violate the written code of conduct for officers and employees of SunTrust or such Affiliate, or

                  (c) if an individual institutes any action against SunTrust or an Affiliate.

Forfeiture under this ss. 5 shall be in addition to any other remedies which may be available to SunTrust or an Affiliate at law or in equity.

                                     ss. 6.
                           SOURCE OF BENEFIT PAYMENTS

         All benefits payable under the terms of this Plan shall be paid by SunTrust from its general assets. No person shall have any right or interest or claim whatsoever to the payment of a benefit under this Plan from any person whomsoever other than SunTrust, and no Participant or beneficiary shall have any right or interest whatsoever to the payment of a benefit under this Plan which is superior in any manner to the right of any other general and unsecured creditor of SunTrust.

                                     ss. 7.
                          NOT A CONTRACT OF EMPLOYMENT

         Participation in this Plan does not grant to any individual the right to remain an employee of SunTrust or any Affiliate for any specific term of employment or in any specific capacity or at any specific rate of compensation.

                                     ss. 8.
                           NO ALIENATION OR ASSIGNMENT

         A Participant, a spouse or a beneficiary under this Plan shall have no right or power whatsoever to alienate, commute, anticipate or otherwise assign at law or equity all or any portion of any benefit otherwise payable under this Plan, and SunTrust shall have the right, in the event of any such action, to suspend temporarily or terminate permanently the payment of benefits to, or on behalf of, any Participant, spouse or beneficiary who attempts to do so.

                                     ss. 9.
                                      ERISA

         SunTrust intends that this Plan come within the various exceptions and exemptions to ERISA for a plan maintained for a "select group of management or highly compensated employees" as described in ERISA ss.ss. 201(2), 301(a) (3), and 401(a) (1), and any ambiguities in this Plan shall be construed to effect that intent.

                                     ss. 10.
                    ADMINISTRATION, AMENDMENT AND TERMINATION

         The Committee shall have all powers necessary to administer this Plan, to amend this Plan from time to time in any respect whatsoever and to terminate this Plan at any time; provided, however, that any such amendment or termination shall not be applied retroactively to deprive a Participant of benefits accrued under this Plan to the date of such amendment or termination. The Committee also shall have the power to delegate the exercise of all or any part of such powers to such other person or persons as the Committee deems appropriate under the circumstances. This Plan shall be binding on any successor in interest to SunTrust.

                                     ss. 11.
                                  CONSTRUCTION

         The headings and subheadings set forth in this Plan are intended for convenience only and have no substantive meaning whatsoever. In the construction of this Plan, the singular shall include the plural. This Plan will be construed in accordance with the laws of the State of Georgia.

                                     ss. 12.
                                    EXECUTION

             IN WITNESS WHEREOF, SunTrust has caused this amended and restated Plan to be executed by its duly authorized officers to evidence its adoption hereof.

                                                       SUNTRUST BANKS, INC.

                                                       By:______________________
                                                       Title:___________________
                                                       Date:____________________

(SEAL)

                                    EXHIBIT A

                           TO THE SUNTRUST BANKS, INC.
                          ERISA EXCESS RETIREMENT PLAN


             The following individuals shall have their survivor benefit, if any, calculated under ss. 4.3(b)(1) of the Plan:



           James B. Williams                   Jack E. Hartman                      Jean G. Smith
           L. Phillip Humann                   John P. Hashagen                     John M. Stewart
           John W. Spiegel                     Robert M. Horton                     Robert J. Sudderth, Jr.
           John W. Clay, Jr.                   James H. Kimbrough                   Donald W. Thurmond
           Theodore J. Hoepner                 George W. Koehn                      Peter P. Walczuk
           Robert R. Long                      Robert B. Lochrie, Jr.               Robert C. Whitehead
           Thomas G. Ash                       Larry D. Mauldin                     Jimmy O. Williams
           Robert D. Bishop                    Charles W. McPherson                 E. Jenner Wood, III
           Lynn M. Cambest                     Carl F. Mentzer                      Edward Andrews
           Robert H. Coords                    Christopher R. Narvaez               W. Moses Bond
           William H. Davison                  William P. O'Halloran                Thomas J. Bowers
           Hunting F. Deutsch                  Whitney C. O'Keeffe                  Clyde O Draughon
           Edward C. Duncan, Jr.               Robert C. Petty                      C. Linden Longino, Jr.
           Raymond D. Fortin                   Douglas S. Phillips                  Thomas H. Morris, Jr.
           Samuel O. Franklin, III             Jack G. Prevost                      William H. Swicord
           Charles B. Ginden                   James H . Robinson
           Anthony R. Gray                     William J. Serravezza



           Further, compensation taken into account for computing the Excess Benefit payable to the following individuals may not exceed $235,840 per year:

           Thomas G. Ash                             Carl F. Mentzer
           Robert D. Bishop                          Christopher R. Narvaez
           Lynn M. Cambest                           William P. O'Halloran
           Robert H. Coords                          Robert C. Petty
           William H. Davison                        Douglas S. Phillips
           Hunting F. Deutsch                        Jack G. Prevost
           Edward C. Duncan, Jr.                     James H. Robinson
           Raymond D. Fortin                         William J. Serravezza
           Samuel O. Franklin, III                   Jean G. Smith
           Anthony R. Gray                           John M. Stewart
           Jack E. Hartman                           Robert J Sudderth, Jr.
           John P. Hashagen                          Donald W. Thurmond
           James H. Kimbrough                        Peter P. Walczuk
           George W. Koehn                           Robert C. Whitehead
           Robert B. Lochrie, Jr.                    Jimmy O. Williams
           Larry D. Mauldin                          E. Jenner Wood, III
           Charles W. McPherson

                                  AMENDMENT TO
                              SUNTRUST BANKS, INC.
                          ERISA EXCESS RETIREMENT PLAN

                             COMPENSATION COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                              SUNTRUST BANKS, INC.

                               November 10, 1998

     The SunTrust Banks, Inc. ERISA Excess Retirement Plan (the "Plan") is hereby amended, effective as of November 10, 1998, as set forth below.

     1. 4.3 of the Plan is hereby deleted and a new Section 4.3 is added which reads as follows:

     4.3 Survivor Benefit

     (a) General. If a Participant dies before he or she terminates employment with SunTrust and all affiliates and, as a result of his or her death, a survivor benefit is payable on behalf of such individual under the Retirement Plan, then a survivor income benefit automatically will be payable on such deceased Participant's behalf under this Plan to the person who is such Participant's designated beneficiary as specified, or, in the absence of such written designation or in its ineffectiveness, then to his estate.

     IN WITNESS WHEREOF, SunTrust Banks, Inc. has caused this Amendment to be executed by a duly authorized officer as of the day and year first above written.

                                                  SUNTRUST BANKS, INC.

                                                  By: /s/ Mary T. Steele
                                                     --------------------------

                                                     Group Vice President
                                                     --------------------------